                                                                   EXHIBIT 10.51

                                                                [EXECUTION COPY]

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 5,2004 (this "First Amendment"), is by and among NEG OPERATING LLC, a Delaware limited liability company (the "Borrower"), MIZUHO CORPORATE BANK, LTD., as administrative agent for the Lenders (in such capacity together with any successors thereto, the "Administrative Agent"), THE BANK OF NOVA SCOTIA and BANK OF TEXAS, N.A., as co-agents for the Lenders (each in such capacity, a "Co-Agent" and together the "Co-Agents," together with any successors thereto) and BANK OF TEXAS, N.A., as collateral agent for the Lenders (in such capacity together with any successors thereto, the "Collateral Agent") and the various financial institutions as are or may become parties hereto (collectively, the "Lenders").

                                   WITNESSETH:

      1. The Borrower, the Administrative Agent, Bank of Texas, N. A. and The Bank of Nova Scotia, as Co-Agents, Bank of Texas, N.A. as Collateral Agent, the Issuer and the Lenders from time to time parties thereto, have entered into that certain Credit Agreement dated as of December 29, 2003 (as amended, modified, supplemented, or restated from time to time, including by this First Amendment, the "Credit Agreement"), pursuant to which the Lenders have made Loans to the Borrower and have agreed to participate in Letters of Credit issued under the Credit Agreement for the account of the Borrower and for the benefit of the Borrower and its Subsidiaries.

      2. The Borrower has entered and/or may enter into Hedging Agreements with certain Lender Parties.

      3. The Borrower has requested that the Administrative Agent and the Lenders consent to (a) the formation of certain Subsidiaries and (b) the transfer to certain Subsidiaries of certain of (i) its assets or (ii) equity interests in other Subsidiaries.

      4. The Administrative Agent and the Lenders are willing to consent to the aforementioned formations and restructuring subject to (a) the contemporaneous delivery of specified Security Documents by or with respect to such newly-formed Subsidiaries and (b) the amendment of certain provisions of the Credit Agreement pursuant to this First Amendment, whereby, among other things, the Administrative Agent and the Lenders will (i) consent to the formation of such additional Subsidiaries and such transfers and (ii) restructure, rearrange, renew, extend and continue the Obligations of the Borrower under the Credit Agreement and the other Loan Documents, pursuant to which Loans to the Borrower will be made or continued by the Lenders and Letters of Credit will be issued under the several responsibilities of the Lenders for the account of the Borrower and for the benefit of the Borrower and its Subsidiaries from time to time.

      5. The Borrower has duly authorized the execution, delivery and performance of this First Amendment.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

      Section 1. Defined Terms. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

      Section 2. Amendments to Credit Agreement.

      a.    Amendments to Section 1.1

            (i) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions of "NGX Energy," "NGX GP," "NGX LP" and "Merger Documents," each in appropriate alphabetical order:

      "     "NGX Energy" means NGX Energy Limited Partnership, a Delaware limited partnership.

            "NGX GP" means NGX GP of Delaware, a Delaware limited liability company.

            "NGX LP" means NGX LP of Delaware, a Delaware limited liability company.

            "Merger Documents" means, collectively, (a) the Agreement and Plan of Merger by and between the Borrower and NGX GP; (b) the Agreement and Plan of Merger by and between the Borrower and NGX LP; (c) the Agreement and Plan of Merger by and between the Borrower and NGX Energy; (d) the Certificate of Merger with respect to the merger of NGX GP with and into the Borrower; (e) the Certificate of Merger with respect to the merger of NGX LP with and into the Borrower; and (f) the Certificate of Merger with respect to the merger of NGX Energy with and into the Borrower, each in form and substance satisfactory to the Administrative Agent or the Collateral Agent."

            (ii) Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions of "NEG Management Agreement," "Security Document" and "Subsidiary Guaranty," and replacing those definitions with the applicable definition below, in appropriate alphabetical order:

      "     "NEG Management Agreement" means that certain Management Agreement dated as of May 1, 2001, by and between NEG and the Borrower, as amended by that certain First Amendment to Management Agreement dated as of December 31,2002, by and among NEG, the Borrower and Edgemont Limited Partnership, and as further amended by that certain Second Amendment to Management Agreement dated as of April 5, 2004, by and among NEG, the Borrower and NGX Energy.

            "Security Document" means any Pledge Agreement, Guaranty, Security Agreement or Mortgage, and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.1 or
      Section 7.1.7, including without limitation (a) that certain Pledge Agreement executed and delivered by Gascon; (b) that certain Pledge Agreement executed and delivered by NEG; (c) that certain Pledge Agreement executed and delivered by NEG Holding; (d) that certain Pledge Agreement executed and delivered by the Borrower; (e) that certain Pledge Agreement executed and delivered by NGX GP; (f) that certain Pledge Agreement executed and delivered by NGX LP; (g) that certain Guaranty executed and delivered by NEG Holding; (h) that certain Guaranty executed and delivered by Shana National; (i) that certain Guaranty executed and delivered by NGX GP; (j) that certain Guaranty executed and delivered by NGX LP; (k) that certain Guaranty executed and delivered by NGX Energy; (1) that certain Security Agreement executed and delivered by the Borrower; (m) that certain Security Agreement executed and delivered by Shana National; (n) that certain Security Agreement executed and delivered by NGX GP; (o) that certain Security Agreement executed and delivered by NGX LP; (p) that certain Security Agreement executed and delivered by NGX Energy; (q) that certain Mortgage executed and delivered by the Borrower; (r) that certain Mortgage executed and delivered by the Borrower, NGX GP, NGX LP and NGX Energy; and (s) any other Loan Document to secure any of the Obligations, and all amendments, supplements, restatements or other modifications made from time to time thereto, delivered pursuant to this Agreement. "Security Documents" means, collectively, all of the foregoing.

            "Subsidiary Guaranty" means, collectively, each Guaranty, dated as of the Effective Date or otherwise delivered pursuant to the Loan Documents, executed by Shana National, NGX GP, NGX LP and NGX Energy, each in favor of the Administrative Agent and substantially in the form of Exhibit F-2 attached hereto, together with any amendments, renewals, restatements or other modifications thereof from time to time. The term "Subsidiary Guaranty" shall include each and every Subsidiary Guaranty executed and delivered by a Subsidiary hereunder."

            (iii) Section 1.1 of the Credit Agreement is hereby amended by deleting clause (d) in the definition of "Change in Control" and replacing it with the following:

      "     (d)   a plan is adopted relating to the liquidation or dissolution of any of the Borrower, Shana National, NGX GP, NGX LP, NGX Energy, NEG Holding, NEG or Gascon;"

            (iv) Section 1.1 of the Credit Agreement hereby is amended by inserting the following words at the end of clause (i) of the definition of "Change in Control":

      ", including, without limitation, NGX Energy."

      b. The second line of Section 7.1.1(c) of the Credit Agreement hereby is amended by deleting the words "twenty-five (25) days after the end of each of calendar month" and replacing them with the words "one calendar month after the end of each calendar month" in substitution therefor.

      c. Section 7.2.2 of the Credit Agreement hereby is amended by deleting the first three lines thereof and replacing them with the following in substitution therefor:

      "The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable with respect to any Indebtedness, other than, with respect to the Borrower and Shana National only, the following, without duplication;"

      d. Section 7.2.3 of the Credit Agreement hereby is amended by deleting the first three lines thereof and replacing them with the following in substitution therefor:

      "The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, except, with respect to the Borrower and Shana National only, the following:"

      e. Amendments to Section 7.2.5. Section 7.2.5 of the Credit Agreement hereby is amended by:

            (i) inserting the words "by the Borrower" in the first line of subsection (c) immediately after the word Investments".

            (ii)  deleting the word "and" in the fourth line of subsection (c).

            (iii) inserting the words "by the Borrower and its Subsidiaries except NGX GP, NGX LP and NGX Energy" in the first line of subsection (d) immediately after the word 'Investments".

            (iv)  inserting, after subsection (d), the following:

      "     (e)   (i) Investments by the Borrower in Equity Interests of
      NGX GP and NGX LP and (ii) Investments by NGX GP and NGX LP in Equity Interests of NGX Energy, in each case solely in connection with the formation of NGX GP, NGX LP and NGX Energy; and

            (f) capital contributions by the Borrower in NGX GP and NGX LP, and the immediately subsequent capital contributions by NGX GP and NGX LP in NGX Energy, in each case solely in connection with the transfer of a "beneficial" interest in the Borrower's assets; provided, however, that, contemporaneously with any such capital contribution, the Borrower shall cause NGX Energy to execute and deliver any Security Documents required pursuant to the terms of this Agreement."

      f. Amendments to Section 7.2.8. Section 7.2.8 of the Credit Agreement hereby is amended by:

            (i)   amending subsection (a) its entirety to read as follows:

      "     (a)   (i) (A) any Subsidiary of the Borrower may be merged or
      consolidated with or into the Borrower and (B) any Subsidiary of the Borrower except NGX Energy may be merged or consolidated with or into any Wholly-Owned Subsidiary; (ii) (A) the Property or Equity Interests of any Subsidiary may be purchased or otherwise acquired by the Borrower and (B) the Property or Equity Interests of any Subsidiary except NGX Energy may be purchased or otherwise acquired by any Wholly-Owned Subsidiary; provided that in any such transaction involving the Borrower or any Wholly-Owned Subsidiary, the Borrower or such Wholly-Owned Subsidiary shall be the surviving or continuing entity; and (iii) (A) any Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower and (B) any Subsidiary except

      NGX Energy may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any Wholly-Owned Subsidiary;

            (ii)  amending subsection (b) its entirety to read as follows:

      "     (b)   so long as (i) permitted by Section 7.2.5 and (ii) no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or Shana National may purchase all or substantially all of the assets of any Person (except, as to Shana National, assets of NGX GP, NGX LP or NGX Energy), or acquire such Person by merger (except, as to Shana National, NGX GP, NGX LP or NGX Energy) that, in the discretion of the Administrative Agent, is engaged in the Oil and Gas Business; provided that in any merger involving the Borrower or Shana National, the Borrower or Shana National shall be the surviving or continuing entity; and"

            (iii) inserting, after subsection (b), the following:

      "     (c)   the Borrower may sell, transfer or otherwise dispose of a
      "beneficial" interest in any or all of its assets to NGX Energy; provided, however, that, contemporaneously with such sale, transfer or other disposition, the Borrower shall cause NGX Energy to execute and deliver any Security Documents required pursuant to the terms of this Agreement."

      g. Amendments to Section 7.2.10. Section 7.2.10 of the Credit Agreement hereby is amended by:

            (i) inserting, in the second line of subsection (c), the words "except NGX GP and NGX LP" after the words "and its Subsidiaries".

            (ii) deleting, in the fourth line of subsection (c), the words "any of its Subsidiaries" and replacing them with the words "such Subsidiaries" in substitution therefor.

      h. Section 7.2.11 of the Credit Agreement hereby is amended by deleting the last sentence thereof and replacing it with the following sentence in substitution therefor:

      "Furthermore, the Borrower will not (a) consent to any amendment, supplement or other modification of the NEG Management Agreement or (b) amend, supplement or otherwise modify, or permit any Subsidiary to amend, supplement or otherwise modify, any Organic Documents of a Subsidiary, unless previously consented to in writing by the Administrative Agent."

      i. Amendment to Disclosure Schedule. Item 6.8 ("Subsidiaries") of the Disclosure Schedule is hereby amended by deleting Item 6.8 thereof and inserting in its place Item 6.8 to the Disclosure Schedule attached hereto.

      Section 3. Consent. Pursuant to Section 7.2.15 of the Credit Agreement, the Administrative Agent and each Lender signing below hereby consent to the formation of NGX GP, NGX LP and NGX Energy, which formations have been effected in the following manner and involved the following transfers:

      The Borrower has formed two wholly-owned Delaware limited liability companies, namely NGX GP and NGX LP. NGX GP and NGX LP have formed NGX Energy, a Delaware limited partnership. NGX GP is the sole general partner of NGX Energy and owns a .1% general partnership interest in NGX Energy, while NGX LP is the sole limited partner and owns a 99.9% limited partnership interest in NGX Energy. The Borrower has transferred all right, benefit and interest (other than legal title) (the "Beneficial Interest") in its Texas assets to NGX GP and NGX LP in proportion to their respective ownership interests in NGX Energy. NGX GP and NGX LP have contributed all of their respective .1% and 99.9% Beneficial Interest to NGX Energy as their respective initial capital contributions to NGX Energy. As a result of the forgoing, all non-Texas assets remain completely owned by the Borrower, while the Beneficial Interest in all Texas assets previously owned by the Borrower are now owned by NGX Energy. All Beneficial Interest in the Texas assets will at all times be held by NGX Energy. All legal title in the same Texas assets will at all times be held by the Borrower.

      Section 4. Effectiveness. This First Amendment shall become effective upon the satisfaction of each of the following conditions precedent set forth in this
Section 4 (the first date upon which each such condition has been satisfied, herein the "First Amendment Effective Date"):

      a. Certain Loan Documents. The Administrative Agent (or its counsel) shall have received from each party thereto either a counterpart of each of the following documents, duly executed on behalf of such party, or written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of such document) that each such party has duly executed for delivery to the Administrative Agent a counterpart of each of the following documents, which documents must be acceptable to the Administrative Agent in its sole and absolute discretion: this Amendment, the Guaranties required by Section 4(b), the Pledge Agreements required by Section 4(c), the Amendment to Pledge Agreement required by Section 4(d), the Security Agreements required by Sections 4(e), the Mortgage required by Section 4(f), all related financing statements and other filings, and the other Loan Documents.

      b. Guaranties. The Administrative Agent shall have received a Guaranty duly executed and delivered by each of NGX GP, NGX LP and NGX Energy.

      c. Pledge Agreements; Certificates and Blank Powers. The Administrative Agent shall have received counterparts of Pledge Agreements duly executed and delivered by each of NGX GP and NGX LP, together with the following:

      (i) certificates evidencing, as to each of NGX GP and NGX LP, ownership of .1% and 99.9%, respectively, of the issued and outstanding Equity Interests of NGX Energy, which certificates shall in each case be accompanied by undated stock powers or other similar powers duly executed in blank; or, if such Equity Interests are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent or the Collateral Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Lenders by control in accordance with the Uniform Commercial Code, as in effect in the State of New York; and

      (ii) all documents and instruments, including Uniform Commercial Code Financing Statements (Form UCC-1), required by Governmental Rule or reasonably requested by the

Administrative Agent or the Collateral Agent, to be filed, registered or recorded to create or perfect the Liens intended to be created under the Pledge Agreement.

      d. Amendment to Borrower Pledge Agreement. The Administrative Agent shall have received a First Amendment to Pledge Agreement duly executed and delivered by the Borrower and in form and substance satisfactory to the Administrative Agent or the Collateral Agent whereby the Borrower pledges 100% of its Equity Interests in NGX GP and NGX LP.

      e. Security Agreements and UCC Filings. The Administrative Agent shall have received duly executed counterparts of a Security Agreement, duly executed by NGX GP, NGX LP and NGX Energy, together with the following:

      (i) executed or authorized Uniform Commercial Code Financing Statements (Form UCC-1) and such evidence of filing or arrangements for filing as may be acceptable to the Administrative Agent or the Collateral Agent, naming NGX GP, NGX LP and NGX Energy, as applicable, as the debtor and the Collateral Agent as the secured party, or other similar instruments or documents, filed or to be under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent or the Collateral Agent, desirable to perfect the security interest of the Collateral Agent pursuant to such Security Agreement; and

      (ii) executed or authorized copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any Collateral described in the Security Agreement previously granted by any Person, and together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent or the Collateral Agent may reasonably request.

      f. Mortgage. The Administrative Agent shall have received counterparts of Mortgages encumbering 100% of the interest in the Oil and Gas Properties in Texas of the Borrower, NGX GP, NGX LP and NGX Energy, duly executed by the Borrower, NGX GP, NGX LP and NGX Energy.

      g. Agreement Regarding Merger Documents. The Administrative Agent shall have received a counterpart of an agreement, in form and substance satisfactory to the Administrative Agent or the Collateral Agent, duly executed by the Borrower, NGX GP, NGX LP and NGX Energy, providing for, among other things, (i) the establishment of an escrow with the Collateral Agent of all fully-executed Merger Documents and (ii) the filing by the Administrative Agent or the Collateral Agent of such Merger Documents with the requisite Governmental Authorities in the event of a Default under the Credit Agreement.

      h. Merger Documents. The Administrative Agent and the Lenders shall have received fully-executed copies of all Merger Documents.

      i. Organic Documents. The Administrative Agent shall have received from the Borrower, NGX GP, NGX LP and NGX Energy a certificate from an Authorized Officer of such Obligor dated as of the First Amendment Effective Date, and certifying:

      (i) that attached to each such certificate are (A) a true and complete copy of all Organic Documents of such Obligor, as in effect on the date of such certificate and (B) a true and complete copy of a certificate from the Governmental Authority of the state of such Obligor's organization certifying that such Obligor is duly organized and validly existing in such jurisdiction;

      (ii) that attached to such certificate is a true and complete copy of resolutions then in full force and effect, adopted by the board of directors or other governing body of such Obligor, authorizing the execution, delivery and performance of this First Amendment and each other Loan Document to be executed by it, including each Merger Document;

      (iii) that attached thereto is a true and complete copy of a certificate from the appropriate Governmental Authority of the state of organization or formation, as the case may be, of such Obligor as to the existence and good standing of such Obligor, each dated within thirty (30) days prior to the date of delivery pursuant hereto, and that such certificate of incorporation or certificate of formation, as the case may be, has not been amended since the date of such certified copy; and a true and complete copy of a certificate from the appropriate Governmental Authority of each state (without duplication) as to the good standing of and payment of franchise taxes by the Borrower or each such Obligor, if applicable, dated within thirty (30) days prior to the date of delivery pursuant hereto; and

      (iv) as to the incumbency and signatures of those of its officers authorized to act with respect to each Loan Document executed by it;

      upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower or such other Obligor canceling or amending such prior certificate.

      j. Opinions of Counsel. The Administrative Agent shall have received opinions, dated as of the First Amendment Effective Date, addressed to the Administrative Agent and all Lenders, from (i) Philip D. Devlin, general counsel to the Borrower and the other Obligors hereunder, in substantially the form delivered pursuant to the Credit Agreement and (ii) Greenberg Traurig LLP, special New York counsel and local Texas counsel to the Borrower and the other Obligors hereunder, in substantially the form delivered pursuant to the Credit Agreement, which shall include an opinion that the Mortgages delivered hereunder are effective to create a valid, perfected Lien in favor of the Collateral Agent on the Mortgaged Properties located in the State of Texas and are in proper form for recordation therein.

      k. Insurance. The Administrative Agent shall have received a certificate of the Secretary of the Borrower in form and substance satisfactory to the Administrative Agent, certified by an Authorized Officer of the Borrower as of the First Amendment Effective Date, as true and correct in all material respects and describing in detail all liability insurance maintained by each of the Borrower, NGX GP, NGX LP and NGX Energy, and certifying that (i) such insurance satisfies the requirements of Section 7.1.4 and the Security Documents and (ii) such insurance is in full force and effect.

      l.    UCC and Lien Searches. The Administrative Agent shall have received
(i) the UCC Searches with respect to NGX GP, NGX LP and NGX Energy, all dated reasonably close to the First Amendment Effective Date, in the discretion of the Administrative Agent and in form and substance satisfactory to the Administrative Agent.

      m. Approvals and Consents. The Administrative Agent shall have received copies of:

      (i) all Governmental Approvals from any applicable Governmental Authority or regulatory body or other Person in connection with the execution and performance of this First Amendment and the other Loan Documents executed and delivered in connection therewith, and all applicable waiting periods and appeal periods shall have expired, without the imposition of any burdensome conditions, and

      (ii) any third party consents and approvals necessary or advisable, in connection with the execution and performance of the Loan Documents, and all applicable waiting periods and appeal periods shall have expired, without the imposition of any burdensome conditions. There shall be no actual government or judicial action restraining, preventing or imposing burdensome conditions on the execution and performance of the Loan Documents.

      n. Priority; Security Interest. The Collateral and Borrowing Base Properties in connection with this First Amendment shall be free and clear of all Liens except for Liens securing payment of the Obligations and any Hedging Obligations owed to a Lender (including the Administrative Agent or the Issuer), granted pursuant to any Loan Document. All filings, notices, recordings and other action necessary to perfect the Liens in such Collateral shall have been made, given or accomplished or arrangements for the completion thereof satisfactory to the Administrative Agent and its counsel shall have been made and all filing fees and other expenses related to such actions either have been paid in full or arrangements have been made for their payment in full which are satisfactory to the Administrative Agent.

      o. NEG Certificate. The Administrative Agent shall have received a certificate from an Authorized Officer of NEG dated as of the First Amendment Effective Date, and certifying that attached to such certificate is a true and complete copy of the Second Amendment to Management Agreement, as in effect on the date of such certificate.

      p. Effectiveness Notice. The Administrative Agent shall have received an "Effectiveness Notice" with respect to the conditions precedent set forth in this Section 4.

      q. Satisfactory Review and Legal Form. All legal matters in connection with this First Amendment and the consummation of the transaction contemplated hereby and by the other Loan Documents executed and delivered hereunder shall be approved by the Administrative Agent and its legal counsel, and there shall have been furnished to the Administrative Agent by the Borrower, at the Borrower's expense, such agreements, opinions of counsel, title opinions, and other records and information, in form, substance, scope and methodology satisfactory to the Administrative Agent in its sole discretion, as it may reasonably have requested for that purpose.

      r. Other Documents. The Administrative Agent shall have received such other legal opinions, instruments and documents as any of the Agents or their counsel may have reasonably requested.

      Section 5. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants or reaffirms, in the case of clauses (a) and (b), as of the First Amendment Effective Date, the following:

      a. After giving effect to the Subsidiary formations and the restructuring consented to by the Administrative Agent and the Lenders pursuant to Section 3 hereof, all of the representations and warranties set forth in the Credit Agreement and in this First Amendment are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

      b. No event or events have occurred that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      c. Each Obligor has all necessary power and authority to execute, deliver and perform its obligations under the Merger Documents to which it is a party; the execution, delivery and performance by each Obligor of the Merger Documents to which it is a party have been duly authorized by all necessary action on its part; and the Merger Documents to which each Obligor is a party constitute the legal, valid and binding obligations of such Obligor, enforceable in accordance with their terms, except to the extent that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights.

      d. Neither the execution and delivery of the Merger Documents, nor compliance with the terms and provisions thereof, will conflict with or result in a breach of, or require any consent that has not been obtained as of the First Amendment Effective Date, the Organic Documents of any Obligor, or any Governmental Rule or any material agreement or instrument to which any Obligor is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of any Obligor pursuant to the terms of any such agreement or instrument other than the Liens created by the Loan Documents to which the Obligor is a party. No Governmental Approvals or third party consents are necessary for the execution, delivery or performance by any Obligor of the Merger Documents to which it is a party or for the validity or enforceability thereof.

      Section 6. Limitations; Renewal and Continuation of Existing Loans.

      a. Except as expressly waived or agreed herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the consents, waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (i) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the documents referred to therein, or (ii) except as expressly set forth herein, prejudice any right or rights that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any of the documents referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by the Borrower in all respects. The parties hereto expressly acknowledge and agree that nothing herein or in any instrument or document issued pursuant to this First Amendment, and no act or thing done in connection with or in furtherance of this First Amendment, constitutes or will constitute any extinguishment of any Obligations of the Borrower or any other Obligor under the Loan Documents, or the creation of any new debt obligations relating to the Loans.

      b. Upon the effectiveness of this First Amendment, all of the Obligations outstanding under the Credit Agreement as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement (as amended hereby) and all Loans outstanding under the Credit Agreement as of the date of such effectiveness shall hereby become Loans outstanding under the Credit Agreement (as amended hereby).

      Section 7. Governing Law; Entire Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This First Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

      Section 8. Severability. Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this First Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

      Section 9. Execution in Counterparts. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      Section 10. Headings. The various headings of this First Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any other Loan Document, or any provisions hereof or thereof.

      Section 11. Successors and Assigns. The provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the terms of the Credit Agreement.

            THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Lenders have executed this First Amendment as of the date first above written.

                                  BORROWER

                                  NEC OPERATING LLC

                                  By: NEG Holding LLC,
                                      sole Member

                                      By: Gascon Partners,
                                          Managing Member

                                          By: Cigas Corp.,
                                              Managing General Partner

                                              By: /s/ Edward E. Mattner
                                                  ------------------------------
                                              Name: Edward E. Mattner
                                              Title: President

                                              Address:

                                              1400 One Energy Square
                                              4925 Greenville Avenue
                                              Dallas, TX 75206
                                              Attention: Mr. Randall D. Cooley
                                              Telephone No.: (214) 692-9211
                                              Facsimile No.: (214) 692-9310
                                              E-Mail: rcooley@negx.com

                        Signature Page to First Amendment

                                  MIZUHO CORPORATE BANK, LTD.,
                                  as Administrative Agent and as a Lender

                                  By: /s/ Thomas W. Boylan
                                      --------------------------------
                                      Name: THOMAS W. BOYLAN
                                      Title: SR. VICE PRESIDENT

                        Signature Page to First Amendment

                                  BANK OF TEXAS, N.A.,
                                  as Co-Agent, Collateral Agent and as a Lender

                                  By: /s/ Timothy E. Merrell
                                      --------------------------------
                                      Name: Timothy E. Merrell
                                      Title: Senior Vice President

                        Signature Page to First Amendment

                                  THE BANK OF NOVA SCOTIA,
                                  as Co-Agent and as a Lender

                                  BY: /s/ N. Bell
                                      --------------------------------
                                      Name: N. Bell
                                      Title: Senior Manager

                        Signature Page to First Amendment

                                  FIRST AMERICAN BANK, SSB,
                                  as Issuer and as a Lender

                                  By: /s/ Angela McCracken
                                      ------------------------------
                                      Name: Angela McCracken
                                      Title: Vice President
                                             Energy Banking Group

                        Signature Page to First Amendment

                                             Item 6.8 of the Disclosure Schedule
                                to the Credit Agreement, as amended by the First

Item 6.8        Subsidiaries.

                NAME: Shana National LLC
                STATE OF ORGANIZATION: Delaware
                ORGANIZATIONAL NUMBER: 3432958
                PRINCIPAL PLACE OF BUSINESS: c/o National Energy Group, Inc. 1400 One Energy Square 4925 Greenville Avenue Dallas Texas 75206 CHIEF EXECUTIVE OFFICE: c/o National Energy Group, Inc. 1400 One Energy Square 4925 Greenville Avenue Dallas Texas 75206
                FEDERAL TAX IDENTIFICATION No: 75-2958833

                NAME: NGX GP of Delaware LLC
                STATE OF ORGANIZATION: Delaware
                ORGANIZATIONAL NUMBER: 3777770
                PRINCIPAL PLACE OF BUSINESS: c/o Starfire Holding Corporation, 100 South Bedford Road, Suite 210, Mt. Kisco, New York 10549 CHIEF EXECUTIVE OFFICE: c/o Starfire Holding Corporation, 100 South Bedford Road, Suite 210, Mt. Kisco, New York 10549 FEDERAL TAX IDENTIFICATION No: N/A

                NAME: NGX LP of Delaware LLC
                STATE OF ORGANIZATION: Delaware
                ORGANIZATIONAL NUMBER: 3773017
                PRINCIPAL PLACE OF BUSINESS: 10650 West Charleston Blvd.
                Suite 130, Las Vegas, Nevada 89135
                CHIEF EXECUTIVE OFFICE: 10650 West Charleston Blvd. Suite 130, Las Vegas, Nevada 89135
                FEDERAL TAX IDENTIFICATION No: N/A

                NAME: NGX Energy Limited Partnership
                STATE OF ORGANIZATION: Delaware
                ORGANIZATIONAL NUMBER: 3777773
                PRINCIPAL PLACE OF BUSINESS: c/o National Energy Group, Inc.
                400 One Energy Square 4925 Greenville Avenue Dallas Texas 75206 CHIEF EXECUTIVE OFFICE: c/o National Energy Group, Inc. 1400 One Energy Square 4925 Greenville Avenue Dallas Texas 75206
                FEDERAL TAX IDENTIFICATION No: N/A